UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2013

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		4085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

At the American Society of Hematology’s (“ASH”) 55th Annual Meeting located in New Orleans, Louisiana from December 7 through 10, 2013, ten (10) oral presentation abstracts and eleven (11) poster presentation abstracts with respect to Pharmacyclics, Inc.’s (the “Company”) product, Ibrutinib, were accepted for presentation.  Exhibit 99.1, attached hereto, sets forth all twenty-one (21) presentations that will discuss the Company’s products at ASH.  On November 7, 2013, in connection with such presentations, ASH released such abstracts to the public by posting them on its website.  The full text of each of the twenty-one (21) abstracts are attached to this Current Report on Form 8-K as Exhibits 99.2 through 99.22 and are incorporated herein by reference.

The information in Item 7.01 of this Form 8-K, and the related exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Summary of Oral and Poster Presentations, which relate to Pharmacyclic, Inc.’s products, at the American Society of Hematology Annual Meeting

99.2
The Bruton’s Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) Monotherapy Demonstrates Long-term Safety and Durability of Response in Chronic Lymphocytic Leukemia (CLL)/Small Lymphocytic Lymphoma (SLL) Patients in an Open-Label Extension Study

99.3	Ibrutinib in Combination with Bendamustine and Rituximab is Active and Tolerable in Patients with Relapsed/Refractory CLL/SLL: Final Results of a Phase 1b Study

99.4
Combining Ibrutinib With Rituximab, Cyclophosphamide, Doxorubicin, Vincristine, and Prednisone (R-CHOP): Updated Results From a Phase 1b Study in Patients With CD20-Positive B-Cell non-Hodgkin’s lymphoma

99.5	A Prospective Multicenter Study of the Bruton’s Tyrosine Kinase Inhibitor Ibrutinib in Patients with Relapsed or Refractory Waldenstrom’s Macroglobulinemia

99.6	Somatic activating mutations in CXCR4 are common in patients with Waldenstrom’s Macrogloblinemia, and their expression in WM cells promotes resistance to ibrutinib

99.7	Changing the Treatment Paradigm for Previously Treated Chronic Lymphocytic Leukemia Patients with Del(17p) Karyotype

99.8
Ibrutinib in combination with rituximab (iR) is well tolerated and induces a high rate of durable remissions in patients with high-risk Chronic Lymphocytic Leukemia (CLL): new, updated results of a Phase II trial in 40 patients

99.9	Kinetics of chronic lymphocytic leukemia cells in tissues and blood during therapy with the BTK inhibitor ibrutinib

99.10	Bruton’s Tyrosine Kinase Inhibitor Ibrutinib Interferes with Constitutive and Induced Pre-B Cell Receptor Signaling in B-cell Acute Lymphoblastic Leukemia

99.11	Ibrutinib differentially interferes with surface IgM and IgD BCR signaling activation kinetics in Chronic Lymphocytic Leukemia

99.12	Longitudinal Gene Expression Profiling Reveals Down-regulation of BCR Signaling-related Genes in Chronic Lymphocytic Leukemia (CLL) Patients Treated with Ibrutinib plus Rituximab

99.13	Clonal evolution in patients with chronic lymphocytic leukemia developing resistance to BTK inhibition

99.14	Single agent Ibrutinib (PCI-32765) achieves equally good and durable responses in chronic lymphocytic leukemia (CLL) patients with and without deletion 17p

99.15	Ibrutinib inhibits B-cell adhesion and causes an efflux of chronic lymphocytic leukemia cells from the tissue microenvironment into the blood leading to a transient treatment-induced lymphocytosis

99.16
In patients with chronic lymphocytic leukemia (CLL) ibrutinib effectively reduces clonal IgM paraproteins and serum free light chains while increasing normal IgM, IgA serum levels, suggesting a nascent recovery of humoral immunity

99.17	Cytokine and T cell phenotypic changes upon in vivo ibrutinib therapy for CLL – targeting both CLL and the tumor-microenvironment

99.18	Effective inhibition of tumor microenvironment interactions in CLL patients treated with the BTK inhibitor ibrutinib result in sustained inhibition of tumor proliferation and survival pathways

99.19	In-vivo effects of ibrutinib on the migration of chronic lymphocytic leukemia cells differ between patients and reduce the ability of the bone marrow microenvironment to attract the tumor cells

99.20	Possible mechanisms of resistance to the novel BH3-mimetic ABT-199 in in vitro lymph node models of CLL – the role of Abl and Btk

99.21	Rituximab But Not GA101 Is Partially Antagonistic With Inhibitors Of The B-Cell Receptor Pathway In Diffuse Large B-Cell Lymphoma

99.22	Ibrutinib (PCI-32765) antagonizes Rituximab-dependent NK-cell mediated cytotoxicity

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

November 7, 2013

PHARMACYCLICS, INC.

By:	/s/ Manmeet Soni
	Name:	Manmeet Soni
	Title:	Executive Vice President, Finance

Exhibit Index

Exhibit No.	Description

99.1	Summary of Oral and Poster Presentations, which relate to Pharmacyclic, Inc.’s products, at the American Society of Hematology Annual Meeting

99.2
The Bruton’s Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) Monotherapy Demonstrates Long-term Safety and Durability of Response in Chronic Lymphocytic Leukemia (CLL)/Small Lymphocytic Lymphoma (SLL) Patients in an Open-Label Extension Study

99.3	Ibrutinib in Combination with Bendamustine and Rituximab is Active and Tolerable in Patients with Relapsed/Refractory CLL/SLL: Final Results of a Phase 1b Study

99.4
Combining Ibrutinib With Rituximab, Cyclophosphamide, Doxorubicin, Vincristine, and Prednisone (R-CHOP): Updated Results From a Phase 1b Study in Patients With CD20-Positive B-Cell non-Hodgkin’s lymphoma

99.5	A Prospective Multicenter Study of the Bruton’s Tyrosine Kinase Inhibitor Ibrutinib in Patients with Relapsed or Refractory Waldenstrom’s Macroglobulinemia

99.6	Somatic activating mutations in CXCR4 are common in patients with Waldenstrom’s Macrogloblinemia, and their expression in WM cells promotes resistance to ibrutinib

99.7	Changing the Treatment Paradigm for Previously Treated Chronic Lymphocytic Leukemia Patients with Del(17p) Karyotype

99.8
Ibrutinib in combination with rituximab (iR) is well tolerated and induces a high rate of durable remissions in patients with high-risk Chronic Lymphocytic Leukemia (CLL): new, updated results of a Phase II trial in 40 patients

99.9	Kinetics of chronic lymphocytic leukemia cells in tissues and blood during therapy with the BTK inhibitor ibrutinib

99.10	Bruton’s Tyrosine Kinase Inhibitor Ibrutinib Interferes with Constitutive and Induced Pre-B Cell Receptor Signaling in B-cell Acute Lymphoblastic Leukemia

99.11	Ibrutinib differentially interferes with surface IgM and IgD BCR signaling activation kinetics in Chronic Lymphocytic Leukemia

99.12	Longitudinal Gene Expression Profiling Reveals Down-regulation of BCR Signaling-related Genes in Chronic Lymphocytic Leukemia (CLL) Patients Treated with Ibrutinib plus Rituximab

99.13	Clonal evolution in patients with chronic lymphocytic leukemia developing resistance to BTK inhibition

99.14	Single agent Ibrutinib (PCI-32765) achieves equally good and durable responses in chronic lymphocytic leukemia (CLL) patients with and without deletion 17p

99.15	Ibrutinib inhibits B-cell adhesion and causes an efflux of chronic lymphocytic leukemia cells from the tissue microenvironment into the blood leading to a transient treatment-induced lymphocytosis

99.16
In patients with chronic lymphocytic leukemia (CLL) ibrutinib effectively reduces clonal IgM paraproteins and serum free light chains while increasing normal IgM, IgA serum levels, suggesting a nascent recovery of humoral immunity

99.17	Cytokine and T cell phenotypic changes upon in vivo ibrutinib therapy for CLL – targeting both CLL and the tumor-microenvironment

99.18	Effective inhibition of tumor microenvironment interactions in CLL patients treated with the BTK inhibitor ibrutinib result in sustained inhibition of tumor proliferation and survival pathways

99.19	In-vivo effects of ibrutinib on the migration of chronic lymphocytic leukemia cells differ between patients and reduce the ability of the bone marrow microenvironment to attract the tumor cells

99.20	Possible mechanisms of resistance to the novel BH3-mimetic ABT-199 in in vitro lymph node models of CLL – the role of Abl and Btk

99.21	Rituximab But Not GA101 Is Partially Antagonistic With Inhibitors Of The B-Cell Receptor Pathway In Diffuse Large B-Cell Lymphoma

99.22	Ibrutinib (PCI-32765) antagonizes Rituximab-dependent NK-cell mediated cytotoxicity